UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 12, 2022

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On April 12, 2022, Fifth Third Bancorp held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2023:

	Number of Votes of Common Shares and Series A, Class B Preferred Stock Voting Together as a Class (the “Preferred Shareholders”)
	Votes For	Votes Against	Abstain	Broker Non-Vote
Nicholas K. Akins	491,195,137	49,753,163	608,287	70,165,233
B. Evan Bayh III	520,525,184	20,455,542	575,861	70,165,233
Jorge L. Benitez	535,850,149	5,105,351	601,087	70,165,233
Katherine B. Blackburn	534,322,453	6,669,240	564,894	70,165,233
Emerson L. Brumback	524,124,367	16,764,435	667,785	70,165,233
Greg D. Carmichael	510,810,647	27,767,072	2,978,868	70,165,233
Linda W. Clement-Holmes	538,653,202	2,299,217	604,168	70,165,233
C. Bryan Daniels	539,217,784	1,690,705	648,098	70,165,233
Mitchell S. Feiger	531,408,176	9,485,105	663,306	70,165,233
Thomas H. Harvey	534,607,906	6,406,350	542,331	70,165,233
Gary R. Heminger	523,764,817	17,098,565	693,205	70,165,233
Jewell D. Hoover	526,410,972	14,531,895	613,720	70,165,233

Eileen A. Mallesch	536,802,728	4,139,650	614,209	70,165,233
Michael B. McCallister	501,785,215	39,147,122	624,250	70,165,233
Marsha C. Williams	489,739,371	51,303,310	513,906	70,165,233

2. The ratification and appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2022 was approved by a vote of the common shareholders and the Preferred Shareholders of 590,757,201 votes for, 20,533,388 votes against, and 431,231 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders and the Preferred Shareholders of 514,397,067 votes for, 26,011,765 votes against, and 1,147,755 abstain, with 70,165,233 broker non-votes.

4. The proposal to amend the Fifth Third Bancorp Code of Regulations to establish exclusive jurisdiction of federal courts for actions brought under the Securities Act of 1933, as amended, was approved by a vote of the common shareholders and the Preferred Shareholders of 483,398,403 votes for, 57,210,437 votes against, and 947,747 abstain, with 70,165,233 broker non-votes.

Item 8.01    Other Events

The Board of Directors has elected Nicholas K. Akins as the Lead Independent Director of the Board of Directors. Mr. Akins replaces Marsha C. Williams in this role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: April 14, 2022	By:	/s/ SUSAN B. ZAUNBRECHER

Susan B. Zaunbrecher
Executive Vice President, Chief Legal Officer